UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 16, 2009
                                                           -------------

                       PROVIDENT FINANCIAL SERVICES, INC.
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

       Delaware                     001-31566                42-1547151
-----------------------------  ----------------------     ---------------------
(State or Other Jurisdiction)   (Commission File No.)      (I.R.S.Employer
  of Incorporation)                                         Identification No.)


830 Bergen Avenue, Jersey City, New Jersey                    07306-4599
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:  (201) 333-1000
                                                     --------------

                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications  pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 1.02  Termination of a Material Definitive Agreement
           ----------------------------------------------

     Upon the retirement of Linda A. Niro as Executive Vice President and Chief Financial Officer, effective as of September 29, 2009, as disclosed in Item 5.02 of this Current Report on Form 8-K, the amended and restated change in control agreement that Provident Financial Services, Inc. (the "Company") previously entered into with Ms. Niro will terminate . The amended and restated change in control agreement, the form of which was filed as an Exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2008, would have provided certain benefits to Ms. Niro in the event of a change in control of the Company or The Provident Bank followed by the termination of Ms. Niro's employment, including circumstances that would constitute a constructive termination of employment.

Item 5.02 Departure of Director or Principal Officers; Election of Directors; Appointment of Principal Officers
           --------------------------------------------------------------------

     On July 16, 2009, the Company and its wholly owned subsidiary, The Provident Bank (the "Bank"), announced that Linda A. Niro, Executive Vice President and Chief Financial Officer, will retire from employment, effective September 29, 2009. In exchange for releases of all possible claims against the Bank and the Company and Ms. Niro's agreement to be available to consult with the Bank and Company following her retirement, the Bank has agreed to make a lump-sum payment to Ms. Niro following her retirement, in the amount of $686,695, subject to applicable withholding taxes, and to pay 100% of the premiums for health care coverage, dental insurance, vision benefits and life insurance for a period of twenty-four months following her retirement date.

     Effective  upon  Ms.  Niro's  retirement,  Thomas  M.  Lyons,  Senior  Vice
President and Chief Accounting Officer of the Bank, will assume the title of Chief Financial Officer of the Company and the Bank.

Item 9.01. Financial Statements and Exhibits
           ---------------------------------

     (a)  Financial Statements of Businesses Acquired. Not applicable.

     (b)  Pro Forma Financial Information. Not applicable.

     (c)  Shell Company Transactions. Not applicable.

     (d)  Exhibits.

          Exhibit No.                Description
          -----------                -----------

            99.1                     Press Release dated July 16, 2009.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                     PROVIDENT FINANCIAL SERVICES, INC.


DATE:  July 17, 2009               By:  /s/Paul M. Pantozzi
                                        ---------------------------------------
                                        Paul M. Pantozzi
                                        Chairman and Chief Executive Officer